Exhibit 10.16

                                 PROMISSORY NOTE
                                 ---------------

                             COSTA MESA, CALIFORNIA
                                 AUGUST 2, 2001

FOR VALUE RECEIVED, the undersigned, Rapidtron, Inc., a Delaware Corporation (herein called Maker), hereby promises to pay to the order of John Creel, a resident of California (herein called Holder), in lawful money of the United States of America, the principal sum of TWENTY SIX THOUSAND Dollars ($26,000
US), with interest thereon at the rate as established monthly by Wells Fargo for Equity loans with a floating rate.

The term of this Note is that it is to be paid upon receipt of funding for Rapidtron. This term can only be extended by agreement of the Holder. The Holder will pay the monthly-accrued interest charged by Wells Fargo on the fifteenth of each month starting in August.

This Note and the rights and duties of the parties hereunder shall be governed for all purposes by the laws of the State of California and the laws of the United States applicable to transactions within such State.


MAKER                                                                     HOLDER


/s/ Peter Dermutz                                                 /s/ John Creel
------------------------                               -------------------------
Rapidtron, Inc.,                                                      John Creel
By: Peter Dermutz
Secretary and Executive Vice President


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